                                                                  EXHIBIT 10.25


                                                                EXECUTION COPY

                                    FIRST AMENDMENT dated as of March 2, 1998
                           (this "Amendment"), among UNION PACIFIC RESOURCES GROUP INC., a Utah corporation (the "Borrower"), the undersigned financial institutions party to the Credit Agreement referred to below (the "Banks"), CHASE BANK OF TEXAS, N.A., as administrative agent for the Banks (in such capacity, the "Administrative Agent"), THE CHASE MANHATTAN BANK, as auction administration agent (in such capacity, the "Auction Administration Agent"), BANK OF AMERICA NT&SA, as documentation agent (in such capacity, the "Documentation Agent") and NATIONSBANK OF TEXAS, N.A., as syndication agent (in such capacity, the "Syndication Agent").

                  A. Reference is made to the 364 Day Competitive
Advance/Revolving Credit Agreement dated as of November 25, 1997 (the "Credit Agreement"), among the Borrower, the Banks, the Administrative Agent, the Auction Administration Agent, the Documentation Agent and the Syndication Agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

                  B. The Borrower has requested that the Banks amend certain provisions of the Credit Agreement. The Banks are willing to do so, subject to the terms and conditions of this Amendment.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment to Article I. (a) The definition of "Existing Credit Agreements" contained in Article I of the Credit Agreement is hereby replaced in its entirety with the following: "Existing Credit Agreements" means collectively (a) the Competitive Advance/Revolving Credit Agreement, dated as of April 16, 1996 (as amended, extended, renewed or restated from time to time), among the Borrower, Chase Bank of Texas, N.A., as administrative agent, The Chase Manhattan Bank, as auction administration agent, Bank of America NT&SA, as documentation agent, NationsBank of Texas, N.A., as syndication agent and the banks party thereto and (b) the 364 Day Competitive Advance/Revolving Credit Agreement (as amended, extended, renewed or restated from time to time), to be entered into in March 1998 among the Borrower, The Chase Manhattan Bank, as administrative agent, Bank of Montreal, as syndication agent and the banks party thereto.

         (b) The following new definitions are hereby added to Article I of the Credit Agreement in their proper alphabetical order:

                  (i) "Acquisition Subsidiary" means Union Pacific Resources Inc., a Canadian corporation and wholly owned Subsidiary of the Borrower.

                  (ii) "Designated Subsidiary" has the meaning specified in
         Section 5.02(b)(ii).

                  (iii) "Effective Date" means the closing date under the Existing Credit Agreement referred to in clause (b) of the definition of "Existing Credit Agreements".

                  (iv) "Material Debt" has the meaning specified in Section 6.01(e).

                  (v) "Norcen" means Norcen Energy Resources Limited, a Canadian corporation.

                  SECTION 2. Amendment to Section 4.01(g). Section 4.01(g) of the Credit Agreement is hereby amended by replacing the reference to "5.02(a)(i)" with "5.02(a)".

                  SECTION 3. Amendment to Section 5.02(a)(i). Section 5.02(a)(i) of the Credit Agreement is hereby amended by (a) inserting immediately after the reference to "paragraph (i)" therein "(A)" and (b) inserting at the end thereof "and (B) so long as Norcen's capital stock constitutes margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), such portion (but only such portion) of Norcen's capital stock as it shall be necessary to exclude from the operation of this paragraph in order to avoid margin stock constituting more than 25% of the value of all assets subject to this Section 5.02(a)".

                  SECTION 4. Amendment to Section 5.02(b). Section 5.02(b) of the Credit Agreement is hereby replaced in its entirety with the following:

                  (b) Debt. (i) Create or suffer to exist any Debt if, immediately after giving effect to such Debt and the receipt and application of any proceeds thereof, the aggregate amount of Debt of the Borrower and its consolidated Subsidiaries, on a consolidated basis, would exceed (A) for the period from the Effective Date through the date eighteen months thereafter, 75%, and (B) at anytime thereafter, 65%, of the sum of the total consolidated stockholders' equity of the Borrower and its Subsidiaries as shown on the most recent consolidated balance sheet required to be delivered to the Banks pursuant to Section 5.01(b), and the aggregate amount of Debt of the Borrower and its consolidated Subsidiaries, on a consolidated basis (it being understood that for purposes of determining compliance with this covenant, guarantees by the Borrower of up to $200,000,000 of Debt of OCI Wyoming shall not constitute Debt of the Borrower);

                  (ii) not permit the Acquisition Subsidiary, Norcen or any of their respective Subsidiaries (collectively, the "Designated Subsidiaries") to incur any Debt which would result in the aggregate principal amount of Debt (other than Debt to the Borrower or any other Subsidiary) of all the Designated Subsidiaries, on a consolidated basis, exceeding US$1,400,000,000; and

                  (iii) not permit any of its Subsidiaries (other than the Designated Subsidiaries) to incur any Debt which would result in the aggregate principal amount of Debt (other than Debt to the Borrower or any other Subsidiary) of all Subsidiaries (other than the Designated Subsidiaries), on a consolidated basis, exceeding US$150,000,000.

                  SECTION 5.  Amendment to Section 5.02(e).  Section
                              ----------------------------
5.02(e) of the Credit Agreement is hereby amended by (a) inserting a "(ii)" immediately after the word "plus" therein, (b) replacing the reference to "65%" with "(A) 75% during the period from the Effective Date through the date eighteen months thereafter and (B) 65% at any time thereafter" and (c) inserting the following sentence at the end thereof: "For purposes of determining compliance with the above covenant, guarantees by the Borrower of up to $200,000,000 of Debt of OCI Wyoming shall not constitute Debt of the Borrower.".

                  Section 6. Amendment to Section 6.01. Section 6.01(e) of the Credit Agreement is hereby replaced in its entirety with the following:

                  (e)(i) the Borrower or any Principal Subsidiary shall fail to pay any amount of principal or interest when due (or within any applicable grace period) with respect to any Debt of the Borrower or any Principal Subsidiary, whether such Debt now exists or shall hereafter be created, in an aggregate outstanding principal amount exceeding $50,000,000 ("Material Debt") or (ii) an event of default as defined in any mortgage, indenture or instrument under which there may be issued, or by which there may be secured or evidenced, any Debt of the Borrower or any Principal Subsidiary, whether such Debt now exists or shall hereafter be created, shall happen and shall result in Material Debt becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such declaration shall not be rescinded or annulled; or

                  SECTION 7. Principal Subsidiaries. Schedule II to the Credit Agreement is hereby replaced in its entirety by the Schedule II attached hereto.

                  SECTION 8. Representations, Warranties and Agreements. The Borrower hereby represents and warrants to and agrees with each Bank, the Administrative Agent, the Auction Administration Agent, the Documentation Agent and the Syndication Agent that:

                  (a) The representations and warranties set forth in Section
         4.01 of the Credit Agreement, as amended hereby, are true and correct in all material respects with the same effect as if made on the Amendment Effective Date (as defined herein), except to the extent such representations and warranties expressly relate to an earlier date.

                  (b) The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment.

                  (c) The execution, delivery and performance by the Borrower of this Amendment (i) have been duly authorized by all requisite action and (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate of incorporation, by-laws or other constitutive documents of the Borrower or any of its Subsidiaries, (y) any order of any governmental court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign or (z) any provision of any indenture, any agreement for borrowed money or any other material agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which any of them or any of their property is or may be bound,
         (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other material agreement or instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any of its Subsidiaries.

                  (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

                  (e) As of the Amendment Effective Date, no Event of Default or

         any event which, with the giving of notice or the passage of time, or both, would become an Event of Default has occurred and is continuing.

                  SECTION 9. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") that each of the following conditions has been satisfied:

                  (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent, the Auction Administration Agent, the Documentation Agent, the Syndication Agent and the Majority Banks.

                  (b) The Effective Date occurs.

                  SECTION 10. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

                  SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument.

                  SECTION 13. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

                                            UNION PACIFIC RESOURCES GROUP INC.

                                                  by

                                                  -----------------------------
                                                  Name:
                                                  Title:

                                            CHASE BANK OF TEXAS, N.A., as


                                            Administrative Agent and as a Bank

                                                  by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            BANK OF AMERICA NT&SA, as
                                            Documentation Agent and as a Bank

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            NATIONSBANK OF TEXAS, N.A., as
                                            Syndication Agent and as a Bank

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            THE CHASE MANHATTAN BANK, as
                                            Auction Administrative Agent

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            ABN AMRO BANK N.V., HOUSTON AGENCY

                                            By:  ABN AMRO North America, Inc.,
                                            as Agent

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                by


                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            BANQUE NATIONALE DE PARIS,

                                            HOUSTON AGENCY

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            BANK OF MONTREAL

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            BANK OF NEW YORK

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            CREDIT SUISSE FIRST BOSTON

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            THE FIRST NATIONAL BANK OF CHICAGO

                                                by


                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            THE INDUSTRIAL BANK OF JAPAN, LTD.,
                                            NEW YORK BRANCH

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            MELLON BANK, N.A.

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            THE NORTHERN TRUST COMPANY

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            ROYAL BANK OF CANADA

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                            WELLS FARGO BANK (TEXAS), N.A.

                                                by

                                                   -----------------------------
                                                   Name:
                                                   Title:

                                                                     Schedule II

                            Principal Subsidiaries

     1. Union Pacific Resources Company
     2. UP Fuels Marketing and Trading, Inc.
     3. Rock Springs Royalty Company
     4. Bitter Creek Coal Company
     5. Union Pacific Resources Inc.
     6. Norcen Energy Resources Limited